Ernst & Young LLP
One North Charles
Baltimore, Maryland 21201
Phone: 410 539 7940


Report of Independent Accountants


MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware  19801

       and

The Bank of New York
101 Barclay Street
New York, New York  10286

MBNA Master Credit Card Trust II

We have examined management's assertion that MBNA America Bank, N.A. ("MBNA" or "the Company"), a wholly owned subsidiary of MBNA Corporation, was in material compliance with the covenants and conditions of sections 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04,
3.06(b), 4.02(a) and 4.03(a) and (c) of the Pooling and Servicing Agreement dated as of August 4, 1994, as amended ("Agreement") and the sections specified in Attachment A of the applicable Series' Pooling and Servicing Agreement Supplement ("Agreement Supplement"), between MBNA and The Bank of New York, during the compliance periods specified in Attachment A. This assertion is included in the accompanying report by management titled, "Report of Management on Credit Card Trust Internal Control and Pooling and Servicing Agreement Compliance" (the "Report"). Management is responsible for MBNA's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about MBNA's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination of MBNA's compliance with specified requirements.

In our opinion, management's assertion that MBNA was in material compliance with the covenants and conditions of the sections in the Agreement and the applicable Agreement Supplement, referred to above, during the compliance periods specified in Attachment A, is fairly stated, in all material respects.

This report is intended solely for the use of the management of MBNA and The Bank of New York and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement or in the applicable Series' Underwriting/Subscription Agreement, as specified in Attachment A. However, this report is a matter of public record as a result of being included as an exhibit to the annual report on Form 10-K prepared by MBNA and filed with the Securities and Exchange Commission on behalf of MBNA Master Credit Card Trust II and its distribution is not limited.



August 10, 1999

Attachment A (continued)



 Series-Pooling and Servicing Agreement
Supplement Date-

PSA Supplement Sections-

Compliance Period-

Lead Underwriter-Date of Underwriting/
Subscription
 Agreement

   -   -   -   -   -
-----
1997-O-December 23, 1997-3(b), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a),
9(c) and (d) and 11-July 1, 1998 - June 30, 1999--
-----
1998-A-March 18, 1998-3(b), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a), 9(c)
and (d) and 11-July 1, 1998 - June 30, 1999-J.P. Morgan & Co.-March 3,
1998
-----
1998-B-April 14 , 1998-3(b), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a),
10(c) and (d) and 12-July 1, 1998 - June 30, 1999--
-----
1998-C-June 24, 1998-3(b), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a), 9(c)
and (d) and 11-July 1, 1998 - June 30, 1999-Salomon Brothers Inc
-June 10, 1998
-----
1998 - D-July 30, 1998-3(b), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a), 9(c)
and (d) and 11-July 30, 1998 - June 30, 1999-Credit Suisse First
Boston-July 22, 1998
-----
1998 - E -August 11, 1998 -3(b), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a),
9(c) and (d) and 11-August 11, 1998 - June 30, 1999-Lehman Brothers-
July 29, 1998
-----
1998 - F -August 26, 1998 -3(b), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a),
9(c) and (d) and 11-August 26, 1998 - June 30, 1999-Merrill Lynch &
Co.-August 12, 1998
-----
1998 - G-September 10, 1998 -3(b), 4.05(a)(i)-(iv), 4.09, 4.10,
5.02(a), 9(c) and (d) and 11-September 10, 1998 - June 30, 1999-Credit
Suisse First Boston-September 3, 1998
Attachment A (continued)




Series-Pooling and Servicing Agreement
Supplement Date-

PSA Supplement Sections-

Compliance Period-

Lead Underwriter-Date of Underwriting/
Subscription
 Agreement
-----
1998 - H-September 29, 1998-3(b), 4.05(a)(i)-(iii), 4.09, 4.10, 5.02,
10(c) and (d) and 12-September 29, 1998 - June 30, 1999--
-----
1998 - I -October 22, 1998-3(b), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a),
9(c) and (d) and 11-October 22, 1998 - June 30, 1999-Salomon Smith
Barney-October 16, 1998
-----
1998 - J-October 29, 1998-3(b), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a),
9(c) and (d) and 11-October 29,1998 - June 30, 1999-Goldman, Sachs &
Co.-October 22, 1998
-----
1998 - K-November 24, 1998-3(b), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a),
9(c) and (d) and 11-November 24, 1998 - June 30, 1999--
-----
1998 - L-December 22, 1998-3(b), 4.05(a)(i)-(iii), 4.09, 4.10, 5.02,
10(c) and (d) and 12-December 22, 1998 - June 30, 1999--
-----
1999 - A -March 25, 1999-3(b), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a),
9(c) and (d) and 11-March 25, 1999 - June 30, 1999-Bear, Stearns & Co.
Inc.-March 3, 1999
-----
1999 - B -March  26, 1999-3(b), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a),
9(c) and (d) and 11-March 26, 1999 - June 30, 1999-Lehman Brothers-
March  18, 1999
-----
1999-C-May 18, 1999-3(b), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a), 10(c)
and (d) and 12-May 18, 1999 - June 30, 1999--
Attachment A (continued)




Series-Pooling and Servicing Agreement
Supplement Date-

PSA Supplement Sections-

Compliance Period-

Lead Underwriter-Date of Underwriting/
Subscription
 Agreement
-----
1999-D-June 3, 1999-3(b), 4.05(a)(i)-(iv), 4.09, 4.10, 5.02(a), 9(c)
and (d) and 11-June 3, 1999 - June 30, 1999-Salomon Smith Barney-May
20, 1999
-----
-----
-----
-----











Report of Management on Credit Card Trust Internal Control and Pooling and Servicing Agreement Compliance


Credit Card Trust Internal Control
MBNA America Bank, N.A., ("MBNA" or the "Company"), a wholly owned subsidiary of MBNA Corporation is responsible for establishing and maintaining effective controls over the functions performed as servicer of MBNA's credit card trusts and pool, listed in Appendix I (the "Trusts and Pool" or individually "Trust and Pool"). These controls are designed to provide reasonable assurance to the Company's management and board of directors that Trust and Pool assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the applicable Pooling and Servicing Agreements, Pooling and Servicing Agreement Supplements or the Receivables Purchase Agreement (the "Agreements") as specified in Appendix I, between MBNA as Seller and Owner/Servicer and the applicable Trustee or Agent (specific Agreements and Trustees or Agent are listed in Appendix I) and are recorded properly to permit the preparation of the required financial reports.

There are inherent limitations in any control including the possibility of human error and circumvention or overriding of the control.
Accordingly, even effective controls can provide only reasonable assurance with respect to the achievement of any objectives of controls. Further, because of changes in conditions, the effectiveness of controls may vary over time.

The Company has determined that the objectives of controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

? Funds collected are remitted to the Trustee and Agent in accordance with the Agreements.

? Trust and Pool assets are segregated from those retained by MBNA in accordance with the Agreements.

? Expenses incurred by the Trusts and Pool are calculated and remitted in accordance with the Agreements.

? The additions of accounts to the Trusts and Pool are authorized in accordance with the Agreements.

? The removals of accounts from the Trusts and Pool are authorized in accordance with the Agreements.
August 10, 1999
Page 2


Credit Card Trust Internal Control (continued)
? Trust and Pool assets amortizing out of the Trusts and Pool are calculated in accordance with the Agreements.

? Monthly Trust and Pool reports generated in the form of "Exhibits" or "Settlement Reports" and provided to the Trustee and Agent are reviewed by a Vice President or above prior to distribution.

? Monthly Trust and Pool reports generated in the form of "Exhibits" or "Settlement Reports" contain all information required by the Agreements.

The Company has assessed it controls over the functions performed as servicer of the Trusts and Pool in relation to these criteria. Based upon this assessment, the Company believes that, as of June 30, 1999, its controls over the functions performed as servicer of the Trusts and Pool are effective in providing reasonable assurance that Trust and Pool assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between MBNA and the applicable Trustees and Agent and are recorded properly to permit the preparation of the required financial reports.

Pooling and Servicing Agreement Compliance
The Company is responsible for complying with the covenants and conditions of the Agreements listed in Appendix I to this report. The Company assessed MBNA's compliance with the relevant covenants and conditions identified in Appendix I for each of the Agreements. Based upon this assessment, MBNA was in material compliance with the relevant covenants and conditions of the Agreements identified in Appendix I for each of the Agreements during the periods specified in Appendix I. In addition, the Company did not identify any instances of material non-compliance in performing the assessment.
August 10, 1999
Page 3


	MBNA America Bank, N.A. by:



	/s/ M. Scot  Kaufman
	M. Scot Kaufman
	Vice Chairman and Chief Financial Officer




	 /s/ Kenneth A. Vecchione
	Kenneth A. Vecchione
	Senior Executive Vice President




	/s/ Victor P. Manning
	Victor P. Manning
	Senior Executive Vice President and
	Chief Accounting Officer




	/s/ Douglas O. Hart
	Douglas O. Hart
	Senior Executive Vice President



APPENDIX 1

PSA
	SERVICING
PSA/RPA	SUPPL.
	COMPLIANCE	PSA
COVENANTS
	TRUST			TRUSTEE		DATE		DATE		PERIOD
		AND CONDITIONS
MBNA Master Credit Card Trust Series 1993-1	Bankers Trust Company	9/25/91	2/25/93	7/1/98 - 9/15/98	(1)
MBNA Master Credit Card Trust Series 1993-3	Bankers Trust Company	9/25/91	8/24/93	7/1/98 - 3/15/99	(1)
MBNA Master Credit Card Trust Series 1993-4	Bankers Trust Company	9/25/91	12/7/93	7/1/98 - 6/15/99	(1)
MBNA Master Credit Card Trust Series 1994-1	Bankers Trust Company	9/25/91	2/25/94	7/1/98 - 6/30/99	(1)
MBNA Master Credit Card Trust Series 1994-2	Bankers Trust Company	9/25/91	5/26/94	7/1/98 - 6/30/99	(1)
MBNA Master Credit Card Trust II Series 1994-A	Bank of New York	8/4/94	8/4/94	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1994-B	Bank of New York	8/4/94	8/18/94	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1994-C	Bank of New York	8/4/94	10/26/94	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1994-E	Bank of New York	8/4/94	12/15/94	7/1/98 - 6/30/99	(4)
MBNA Master Credit Card Trust II Series 1995-A	Bank of New York	8/4/94	3/22/95	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1995-B	Bank of New York 	8/4/94	5/23/95	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1995-C	Bank of New York 	8/4/94	6/29/95	7/1/98 - 6/30/99	(3)
MBNA Master Credit Card Trust II Series 1995-D	Bank of New York 	8/4/94	6/29/95	7/1/98 - 6/30/99	(3)
MBNA Master Credit Card Trust II Series 1995-E	Bank of New York 	8/4/94	8/2/95	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1995-F	Bank of New York 	8/4/94	8/30/95	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1995-G	Bank of New York 	8/4/94	9/27/95	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1995-H	Bank of New York 	8/4/94	9/28/95	7/1/98 - 11/16/98	(2)
MBNA Master Credit Card Trust II Series 1995-I	Bank of New York 	8/4/94	10/26/95	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1995-J	Bank of New York 	8/4/94	11/21/95	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1996-A	Bank of New York 	8/4/94	2/28/96	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1996-B	Bank of New York 	8/4/94	3/26/96	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1996-C	Bank of New York 	8/4/94	3/27/96	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1996-D	Bank of New York 	8/4/94	5/1/96	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1996-E	Bank of New York 	8/4/94	5/21/96	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1996-F	Bank of New York 	8/4/94	6/25/96	7/1/98 - 6/30/99	(6)
MBNA Master Credit Card Trust II Series 1996-G	Bank of New York 	8/4/94	7/17/96	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1996-H	Bank of New York 	8/4/94	8/14/96	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1996-I	Bank of New York 	8/4/94	9/25/96	7/1/98 - 6/30/99	(7)
MBNA Master Credit Card Trust II Series 1996-J	Bank of New York 	8/4/94	9/19/96	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1996-K	Bank of New York 	8/4/94	10/24/96	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1996-L	Bank of New York 	8/4/94	12/3/96	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1996-M	Bank of New York 	8/4/94	11/26/96	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1997-A	Bank of New York 	8/4/94	1/30/97	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1997-B	Bank of New York 	8/4/94	2/27/97	7/1/98 - 6/30/99	(2)
PSA
	SERVICING
PSA/RPA	SUPPL.
	COMPLIANCE	PSA
COVENANTS
	TRUST			TRUSTEE		DATE		DATE		PERIOD
		AND CONDITIONS

MBNA Master Credit Card Trust II Series 1997-C	Bank of New York 	8/4/94	3/26/97	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1997-D	Bank of New York 	8/4/94	5/22/97	7/1/98 - 6/30/99	(7)
MBNA Master Credit Card Trust II Series 1997-E	Bank of New York 	8/4/94	5/8/97	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1997-F	Bank of New York 	8/4/94	6/18/97	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1997-G	Bank of New York 	8/4/94	6/18/97	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1997-H	Bank of New York 	8/4/94	8/6/97	7/1/98 - 6/30/99	(7)
MBNA Master Credit Card Trust II Series 1997-I	Bank of New York 	8/4/94	8/26/97	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1997-J	Bank of New York 	8/4/94	9/10/97	7/1/98 - 6/30/99	(2)
MBNA Master Consumer Loan Trust Series 1997-1	Bank of New York 	8/4/94	9/24/97	7/1/98 - 6/30/99	(8)
MBNA Master Credit Card Trust II Series 1997-K	Bank of New York 	8/4/94	10/22/97	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1997-L	Bank of New York 	8/4/94	11/13/97	7/1/98 - 6/30/99	(7)
MBNA Master Credit Card Trust II Series 1997-M	Bank of New York 	8/4/94	11/6/97	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1997-N	Bank of New York 	8/4/94	12/9/97	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1997-O	Bank of New York 	8/4/94	12/23/97	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1998-A	Bank of New York 	8/4/94	3/18/98	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1998-B	Bank of New York 	8/4/94	4/14/98	7/1/98 - 6/30/99	(7)
MBNA Master Credit Card Trust II Series 1998-C	Bank of New York 	8/4/94	6/24/98	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1998-D	Bank of New York 	8/4/94	7/30/98	7/30/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1998-E	Bank of New York 	8/4/94	8/11/98	8/11/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1998-F	Bank of New York 	8/4/94	8/26/98	8/26/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1998-G	Bank of New York 	8/4/94	9/10/98	9/10/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1998-H	Bank of New York 	8/4/94	9/29/98	9/29/98 - 6/30/99	(6)
MBNA Master Credit Card Trust II Series 1998-I	Bank of New York 	8/4/94	10/22/98	10/22/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1998-J	Bank of New York 	8/4/94	10/29/98	10/29/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1998-K	Bank of New York 	8/4/94	11/24/98	11/24/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1998-L	Bank of New York 	8/4/94	12/22/98	12/22/98 - 6/30/99	(6)
MBNA Master Credit Card Trust II Series 1999-A	Bank of New York 	8/4/94	3/25/99	3/25/99 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1999-B	Bank of New York 	8/4/94	3/26/99	3/26/99 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1999-C	Bank of New York 	8/4/94	5/18/99	5/18/99 - 6/30/99	(7)
MBNA Master Credit Card Trust II Series 1999-D	Bank of New York 	8/4/94	6/3/99	6/3/99 - 6/30/99	(2)


 - Indicates agreement was amended




PSA and PSA Supplement Covenants and Conditions

(1) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b),
4.02(a), 4.03(a), 4.03(c)
      PSA Supplement Sections - 3(b), 4.04(a)(i), 4.04(b), 4.05, 4.06,
5.02(a), 9(c), 9(d), 9(f), 11

(2) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b),
4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.09, 4.10,
5.02(a), 9(c), 9(d), 11

(3) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b),
4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.09, 4.11,
5.02(a), 9(c), 9(d), 12

(4) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b),
4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(c), 4.05(a)(i)-(iv), 4.09, 4.10,
5.02(a), 10(c), 10(d), 12

(5) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b),
4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.05(b)(i)-(iv),
4.09, 4.10, 5.02(a), 9(c), 9(d), 11

(6) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b),
4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iii), 4.09, 4.10,
5.02, 10(c), 10(d), 12

(7) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b),
4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.09, 4.10,
5.02(a), 10(c), 10(d), 12

(8) PSA Sections - 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a),
4.03(a), 4.03(c).
      PSA Supplement Sections - 3, 4.06(a)(i)-(iii) and (v), 4.10, 4.11,
10(c), 10(e).


Ernst & Young LLP
One North Charles
Baltimore, Maryland 21201
Phone: 410 539 7940



                                Report of Independent Accountants
on Applying Agreed-Upon Procedures


MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware 19801

         and

The Bank of New York
101 Barclay Street
New York, New York  10286

MBNA Master Credit Card Trust  II

We have performed the procedures enumerated below, which were agreed to by MBNA America Bank, N.A. ("MBNA") and The Bank of New York, solely to assist you with respect to the amounts in the "mathematical calculations" set forth in the monthly certificates for each series (as specified in Attachment A) in the MBNA Master Credit Card Trust II ("Trust"), prepared by MBNA pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement dated as of August 4, 1994, as amended ("Agreement") between MBNA and The Bank of New York, during the periods specified in Attachment A. This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of MBNA and The Bank of New York. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Our procedures were as follows: We compared the amounts in the "mathematical calculations" set forth in the monthly certificates for each series in the Trust, for the months specified in Attachment A, prepared by MBNA pursuant to subsection 3.04(b) of the Agreement with reports prepared by MBNA's bank card processor or MBNA, which were the source of such amounts.

As a result of the procedures performed we noted that in all instances the amounts in the "mathematical calculations" set forth in the monthly certificates for each series in the Trust, for the months specified in Attachment A, were in agreement with reports prepared by MBNA's bank card processor or MBNA.

We were not engaged to, and did not, perform an audit, the objective of which would be the expression of an opinion on the amounts in the "mathematical calculations" set forth in the monthly certificates for each series in the Trust, prepared by MBNA pursuant to subsection 3.04(b) of the Agreement or on the reports prepared by MBNA's bank card processor or MBNA. Accordingly, we do not express such an opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the use of the specified users listed above and should not be used by those who have not agreed to the procedures and taken responsibility for the sufficiency of the procedures for their purposes.



August 10, 1999

Attachment A



Series-Pooling and Servicing
Agreement Supplement Date-
Monthly Certificates Tested

   -   -
--
1994 - A-August 4, 1994, as amended-November 1998, March 1999 and
June 1999
--
1994 - B-August 18, 1994, as amended-November 1998, March 1999 and
June 1999
--
1994 - C-October 26, 1994, as amended-November 1998, March 1999 and
June 1999
--
1994 - E-December 15, 1994, as  amended-November 1998, March 1999 and
June 1999
--
1995 - A-March 22, 1995, as amended-November 1998, March 1999 and
June 1999
--
1995 - B-May 23, 1995, as amended-November 1998, March 1999 and June
1999
--
1995 - C-June 29, 1995, as amended-November 1998, March 1999 and June
1999
--
1995 - D-June 29, 1995, as amended-November 1998, March 1999 and June
1999
--
1995 - E-August 2, 1995, as amended-November 1998, March 1999 and
June 1999
--
1995 - F-August 30, 1995, as amended-November 1998, March 1999 and
June 1999
--
1995 - G-September 27, 1995, as amended-November 1998, March 1999 and
June 1999
--
1995 - I-October 26, 1995, as amended-November 1998, March 1999 and
June 1999
--
1995 - J-November 21, 1995, as amended-November 1998, March 1999 and
June 1999
--
1996 - A-February 28, 1996, as amended-November 1998, March 1999 and
June 1999
--
1996 - B-March 26, 1996-November 1998, March 1999 and June 1999
--
1996 - C-March 27, 1996-November 1998, March 1999 and June 1999
--
1996 - D-May 1, 1996-November 1998, March 1999 and June 1999
Attachment A (continued)



Series-Pooling and Servicing
Agreement Supplement Date-
Monthly Certificates Tested
--
1996 - E-May 21, 1996-November 1998, March 1999 and June 1999
--
1996 - F-June 25, 1996, as amended-November 1998, March 1999 and June
1999
--
1996 - G-July 17, 1996-November 1998, March 1999 and June 1999
--
1996 - H-August 14, 1996-November 1998, March 1999 and June 1999
--
1996 - I-September 25, 1996-November 1998, March 1999 and June 1999
--
1996 - J-September 19, 1996-November 1998, March 1999 and June 1999
--
1996 - K-October 24, 1996-November 1998, March 1999 and June 1999
--
1996 - L-December 3, 1996-November 1998, March 1999 and June 1999
--
1996 - M-November 26, 1996-November 1998, March 1999 and June 1999
--
1997 - A-January 30, 1997-November 1998, March 1999 and June 1999
--
1997 - B-February 27, 1997-November 1998, March 1999 and June 1999
--
1997 - C-March 26, 1997-November 1998, March 1999 and June 1999
--
1997 - D-May 22, 1997-November 1998, March 1999 and June 1999
--
1997 - E-May 8, 1997-November 1998, March 1999 and June 1999
--
1997 - F-June 18, 1997-November 1998, March 1999 and June 1999
--
1997 - G-June 18, 1997-November 1998, March 1999 and June 1999
--
1997 - H-August 6, 1997-November 1998, March 1999 and June 1999
--
Attachment A (continued)



Series-Pooling and Servicing
Agreement Supplement Date-
Monthly Certificates Tested
--
1997 - I-August 26, 1997-November 1998, March 1999 and June 1999
--
1997 - J-September 10, 1997-November 1998, March 1999 and June 1999
--
1997 - K-October 22, 1997-November 1998, March 1999 and June 1999
--
1997 - L-November 13, 1997-November 1998, March 1999 and June 1999
--
1997 - M-November 6, 1997-November 1998, March 1999 and June 1999
--
1997 - N-December 9, 1997-November 1998, March 1999 and June 1999
--
1997 - O-December 23, 1997-November 1998, March 1999 and June 1999
--
1998 - A-March 18, 1998-November 1998, March 1999 and June 1999
--
1998 - B-April 14, 1998-November 1998, March 1999 and June 1999
--
1998 - C-June 24, 1998-November 1998, March 1999 and June 1999
--
1998 - D-July 30, 1998 -November 1998, March 1999 and June 1999
--
1998 - E-August 11, 1998-November 1998, March 1999 and June 1999
--
1998 - F-August 26, 1998-November 1998, March 1999 and June 1999
--
1998 - G-September 10, 1998-November 1998, March 1999 and June 1999
--
1998 - H-September 29, 1998-November 1998, March 1999 and June 1999
--
1998 - I-October 22, 1998-November 1998, March 1999 and June 1999
--
1998 - J -October 29, 1998-November 1998, March 1999 and June 1999
--
Attachment A (continued)



Series-Pooling and Servicing
Agreement Supplement Date-
Monthly Certificates Tested
--
1998 - K-November 24, 1998-March 1999 and June 1999
--
1998 - L-December 22, 1998-March 1999 and June 1999
--
1999 - A-March 25, 1999-June 1999
--
1999- B-March 26, 1999-June 1999
--
1999- C-May 18, 1999-June 1999


Report of Independent Accountants


MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware  19801

         and

The Bank of New York
101 Barclay Street
New York, New York  10286

MBNA Master Credit Card Trust II

We have examined management's assertion that MBNA America Bank, N.A.'s ("MBNA"), a wholly owned subsidiary of MBNA Corporation, controls over the functions performed as servicer of the MBNA Master Credit Card Trust II ("Trust"), including all Series of the Trust as specified in Attachment A, are effective, as of June 30, 1999, in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Pooling and Servicing Agreement dated as of August 4, 1994, as amended ("Agreement"), and the applicable Pooling and Servicing Agreement Supplement for each Series as specified in Attachment A (together the "Agreements"), between MBNA as Seller and Owner/Servicer, and The Bank of New York, as Trustee on behalf of the Certificateholders of the Trust, and are recorded properly to permit the preparation of the required financial reports. This assertion is included in the accompanying report by management titled, "Report of Management on Credit Card Trust Internal Control and Pooling and Servicing Agreement Compliance" (the "Report"). Management is responsible for MBNA's controls over the functions performed as servicer of the Trust. Our responsibility is to express an opinion on management's assertion based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included obtaining an understanding of the controls over the functions performed by MBNA as servicer of the Trust, testing and evaluating the design and operating effectiveness of those controls, and such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

Because of inherent limitations in any control, errors or fraud may occur and not be detected. Also, projections of any evaluation of the controls over the functions performed by MBNA as servicer of the Trust to future periods are subject to the risk that the controls may become inadequate because of changes in conditions, or that the degree of compliance with the controls may deteriorate.

In our opinion, management's assertion, that it believes that MBNA's controls over the functions performed as servicer of the Trust are effective, as of June 30, 1999, in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements, between MBNA as Seller and Owner/Servicer, and The Bank of New York, as Trustee on behalf of the Certificate-holders of the Trust, and are recorded properly to permit the preparation of the required financial reports, is fairly stated, in all material respects, based upon the following criteria specified in the Report:

? The controls provide reasonable assurance that funds collected are remitted to the Trustee in accordance with the Agreements.

? The controls provide reasonable assurance that Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

? The controls provide reasonable assurance that expenses incurred by the Trust are calculated and remitted in accordance with the Agreements.

? The controls provide reasonable assurance that the additions of accounts to the Trust are authorized in accordance with the Agreements.

? The controls provide reasonable assurance that the removals of accounts from the Trust are authorized in accordance with the Agreements.

? The controls provide reasonable assurance that Trust assets amortizing out of the Trust are calculated in accordance with the Agreements.

? The controls provide reasonable assurance that monthly Trust reports generated in the form of "Exhibits" and provided to the Trustee are reviewed by a Vice President or above prior to distribution.

? The controls provide reasonable assurance that monthly Trust reports generated in the form of "Exhibits" contain all required information per section 5.02 of the Agreements.

This report is intended solely for the use of the management of MBNA and The Bank of New York and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement or in the applicable Series' Underwriting/Subscription Agreement, as specified in Attachment A. However, this report is a matter of public record as a result of being included as an exhibit to the annual report on Form 10-K prepared by MBNA and filed with the Securities and Exchange Commission on behalf of MBNA Master Credit Card Trust II and its distribution is not limited.



August 10, 1999



August 10, 1999



Ernst & Young LLP
One North Charles
Baltimore, Maryland  21201


Report of Management on Credit Card Trust Internal Control and Pooling and Servicing Agreement Compliance


In connection with your attestation engagements relating to our assertions on (1) the effectiveness of controls over the functions performed as servicer of MBNA's credit card trusts and pool listed in Appendix I (the "Trusts and Pool" or individually "Trust and Pool") as of June 30, 1999, and (2) compliance by MBNA with the covenants and conditions of certain sections of the applicable Pooling and Servicing Agreements, Pooling and Servicing Agreement Supplements or the Receivables Purchase Agreement (the "Agreements") as specified in Appendix I, between MBNA and the respective Trustees or Agent, and in connection with your agreed upon procedures engagement relating to the amounts in the "mathematical calculations" set forth in the monthly certificates or settlement reports prepared by MBNA pursuant to subsections 3.04(b) or 7.05(b) of the Agreements as applicable, for the periods specified in Appendix I , we recognize that obtaining representations from us concerning the information contained in this letter is a significant procedure in enabling you to form an opinion about whether our assertions are fairly stated in all material respects
and in performing the specific agreed upon procedures.   Accordingly, we
make the following representations with respect to these engagements which are true to our knowledge.

Controls Over the Functions Performed as Servicer of the Trusts

We acknowledge that, as members of management, we are responsible for establishing and maintaining effective controls over the functions performed as servicer of the Trusts and Pool that provide reasonable assurance to management and the board of directors that Trust and Pool assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements and are recorded properly to permit the preparation of required financial reports.

Management has determined that the objectives of our controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

? Funds collected are remitted to the Trustee and Agent in accordance with the Agreements.
Ernst & Young LLP
August 10, 1999
Page 2


? Trust and Pool assets are segregated from those retained by MBNA in accordance with the Agreements.

? Expenses incurred by the Trusts and Pool are calculated and remitted in accordance with the Agreements.

? The additions of accounts to the Trusts and Pool are authorized in accordance with the Agreements.

? The removals of accounts from the Trusts and Pool are authorized in accordance with the Agreements.

? Trust and Pool assets amortizing out of the Trusts and Pool are calculated in accordance with the Agreements.

? Monthly Trust and Pool reports generated in the form of "Exhibits" or "Settlement Reports" and provided to the Trustee and Agent are reviewed by a Vice President or above prior to distribution.

? Monthly Trust and Pool reports generated in the form of "Exhibits" or "Settlement Reports" contain all information required by the Agreements.

Management has performed an assessment of MBNA's controls over the functions performed as servicer of the Trusts and Pool in relation to these criteria. Based upon this assessment, we believe that, as of June 30, 1999, the controls over the functions performed as servicer of the Trusts and Pool are effective in providing reasonable assurance that Trust and Pool assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between MBNA and the applicable Trustee and Agent and are recorded properly to permit the preparation of the required financial reports.

The criteria against which we measured our assertion, as specified above, are sufficiently clear and comprehensive for a knowledgeable user of the report to be able to understand them.

We are not aware of any material instances of fraud or any other instances of fraud that, although not material, involve management or other employees who have a significant role in the controls over the functions performed as servicer of the Trusts and Pool.
Ernst & Young LLP
August 10, 1999
Page 3


To our knowledge there are no significant deficiencies in the design or operation of the controls that could adversely affect MBNA's ability to safeguard Trust and Pool assets against loss, execute transactions in accordance with management's authority in conformity with the applicable Agreements and prepare the required financial reports.

We have made available to you all minutes (or summaries when minutes are not available) of meetings of the board of directors of MBNA America Bank N.A., and its committees.

We have made available to you all reports of examination from regulatory agencies. To our knowledge there were no situations of noncompliance with or deficiencies in controls communicated by any regulatory agencies which would preclude achievement of any of the criteria noted above.

No matters or occurrences, including those which may be communicated by regulatory agencies, have come to our attention up to the date of this letter that might significantly change or affect the controls over the functions performed as servicer of the Trusts, including any corrective actions taken (or that may be taken) by management regarding significant deficiencies.

Compliance with Covenants and Conditions of the Agreements

We acknowledge that we are responsible for complying with the covenants and conditions of the Agreements. We are also responsible for establishing and maintaining an effective internal control over compliance with the covenants and conditions of the Agreements. We have performed an evaluation of MBNA's compliance with the relevant covenants and conditions of the Agreements identified in Appendix I for each of the Agreements, for the periods specified in Appendix I. Our evaluation assumed the accuracy of reports prepared by MBNA's bank card processor and did not extend to the relevant aspects of MBNA's compliance that are the responsibility of the bank card processor. Our evaluation indicated that MBNA was in material compliance with the relevant covenants and conditions of the Agreements identified in Appendix I for each of the Agreements during the periods specified in Appendix I. No instances of material non-compliance were noted.

We have made available to your representatives all documentation related to compliance with the specified requirements of the Agreements.

We have received no communications from internal auditors or other parties concerning possible non-compliance with the covenants and conditions of the Agreements including communications received between June 30, 1999 and the date of this letter.

To our knowledge there have been no instances of non-compliance between June 30, 1999 and the date of this letter. No events or transactions have occurred since June 30, 1999 or are pending that would have an effect on the compliance with the covenants and conditions of the Agreements identified in Appendix I at that date or for the periods specified in Appendix I.
Ernst & Young LLP
August 10, 1999
Page 4


There have been no instances of fraud involving management or employees who have significant roles in internal control over compliance with the covenants and conditions of the Agreements identified in Appendix I. There has been no instances of fraud involving other employees that could have a material effect on compliance with the covenants and conditions of the Agreements identified in Appendix I.

Agreed Upon Procedures Applied to Monthly Certificates or Settlement
Reports

We acknowledge that, as members of management, we are responsible for preparing the monthly certificates or settlement reports pursuant to the applicable sections of the Agreements.

We have made available to your representatives all documentation related to the monthly certificates or settlement reports for the periods specified in Appendix I.

We understand that your examinations were made, and your agreed upon procedures engagement was conducted, in accordance with standards established by the American Institute of Certified Public Accountants and were therefore, designed primarily for the purpose of expressing opinions on whether our assertions regarding (1) the effectiveness of the controls over the functions performed as servicer of the Trusts and Pool and (2) our compliance with the covenants and conditions of certain sections of the Agreements were fairly stated, in all material respects, based on the specified criteria. We further understand that your tests of our records and other procedures were limited to those that you considered necessary for that purpose. We understand that an agreed upon procedures engagement is substantially less in scope than an examination, the objective of which is the expression of an opinion on the amounts in the "mathematical calculations" set forth in the monthly certificates or settlement reports. We also understand that the sufficiency of the procedures performed in your agreed upon procedures engagement is solely the responsibility of the specified users of the report.
Ernst & Young LLP
August 10, 1999
Page 5


	MBNA America Bank, N.A. by:



	/s/ M. Scot Kaufman
	M. Scot Kaufman
	Vice Chairman and Chief Financial Officer



	/s/ Kenneth A. Vechionne
	Kenneth A. Vecchione
	Senior Executive Vice President



	/s/ Victor P. Manning
	Victor P. Manning
	Senior Executive Vice President and
	Chief Accounting Officer



	/s/ Douglas O. Hart
	Douglas O. Hart
	Senior Executive Vice President



APPENDIX 1

PSA
	SERVICING
PSA/RPA	SUPPL.
	COMPLIANCE	PSA
COVENANTS
	TRUST			TRUSTEE		DATE		DATE		PERIOD
		AND CONDITIONS

MBNA Master Credit Card Trust Series 1993-1	Bankers Trust Company	9/25/91	2/25/93	7/1/98 - 9/15/98	(1)
MBNA Master Credit Card Trust Series 1993-1	Bankers Trust Company	9/25/91	2/25/93	7/1/98 - 9/15/98	(1)
MBNA Master Credit Card Trust Series 1993-3	Bankers Trust Company	9/25/91	8/24/93	7/1/98 - 3/15/99	(1)
MBNA Master Credit Card Trust Series 1993-4	Bankers Trust Company	9/25/91	12/7/93	7/1/98 - 6/15/99	(1)
MBNA Master Credit Card Trust Series 1994-1	Bankers Trust Company	9/25/91	2/25/94	7/1/98 - 6/30/99	(1)
MBNA Master Credit Card Trust Series 1994-2	Bankers Trust Company	9/25/91	5/26/94	7/1/98 - 6/30/99	(1)
MBNA Master Credit Card Trust II Series 1994-A	Bank of New York	8/4/94	8/4/94	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1994-B	Bank of New York	8/4/94	8/18/94	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1994-C	Bank of New York	8/4/94	10/26/94	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1994-E	Bank of New York	8/4/94	12/15/94	7/1/98 - 6/30/99	(4)
MBNA Master Credit Card Trust II Series 1995-A	Bank of New York	8/4/94	3/22/95	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1995-B	Bank of New York 	8/4/94	5/23/95	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1995-C	Bank of New York 	8/4/94	6/29/95	7/1/98 - 6/30/99	(3)
MBNA Master Credit Card Trust II Series 1995-D	Bank of New York 	8/4/94	6/29/95	7/1/98 - 6/30/99	(3)
MBNA Master Credit Card Trust II Series 1995-E	Bank of New York 	8/4/94	8/2/95	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1995-F	Bank of New York 	8/4/94	8/30/95	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1995-G	Bank of New York 	8/4/94	9/27/95	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1995-H	Bank of New York 	8/4/94	9/28/95	7/1/98 - 11/16/98	(2)
MBNA Master Credit Card Trust II Series 1995-I	Bank of New York 	8/4/94	10/26/95	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1995-J	Bank of New York 	8/4/94	11/21/95	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1996-A	Bank of New York 	8/4/94	2/28/96	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1996-B	Bank of New York 	8/4/94	3/26/96	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1996-C	Bank of New York 	8/4/94	3/27/96	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1996-D	Bank of New York 	8/4/94	5/1/96	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1996-E	Bank of New York 	8/4/94	5/21/96	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1996-F	Bank of New York 	8/4/94	6/25/96	7/1/98 - 6/30/99	(6)
MBNA Master Credit Card Trust II Series 1996-G	Bank of New York 	8/4/94	7/17/96	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1996-H	Bank of New York 	8/4/94	8/14/96	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1996-I	Bank of New York 	8/4/94	9/25/96	7/1/98 - 6/30/99	(7)
MBNA Master Credit Card Trust II Series 1996-J	Bank of New York 	8/4/94	9/19/96	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1996-K	Bank of New York 	8/4/94	10/24/96	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1996-L	Bank of New York 	8/4/94	12/3/96	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1996-M	Bank of New York 	8/4/94	11/26/96	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1997-A	Bank of New York 	8/4/94	1/30/97	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1997-B	Bank of New York 	8/4/94	2/27/97	7/1/98 - 6/30/99	(2)
PSA
	SERVICING
PSA/RPA	SUPPL.
	COMPLIANCE	PSA
COVENANTS
	TRUST			TRUSTEE		DATE		DATE		PERIOD
		AND CONDITIONS
MBNA Master Credit Card Trust II Series 1997-C	Bank of New York 	8/4/94	3/26/97	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1997-D	Bank of New York 	8/4/94	5/22/97	7/1/98 - 6/30/99	(7)
MBNA Master Credit Card Trust II Series 1997-E	Bank of New York 	8/4/94	5/8/97	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1997-F	Bank of New York 	8/4/94	6/18/97	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1997-G	Bank of New York 	8/4/94	6/18/97	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1997-H	Bank of New York 	8/4/94	8/6/97	7/1/98 - 6/30/99	(7)
MBNA Master Credit Card Trust II Series 1997-I	Bank of New York 	8/4/94	8/26/97	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1997-J	Bank of New York 	8/4/94	9/10/97	7/1/98 - 6/30/99	(2)
MBNA Master Consumer Loan Trust Series 1997-1	Bank of New York 	8/4/94	9/24/97	7/1/98 - 6/30/99	(8)
MBNA Master Credit Card Trust II Series 1997-K	Bank of New York 	8/4/94	10/22/97	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1997-L	Bank of New York 	8/4/94	11/13/97	7/1/98 - 6/30/99	(7)
MBNA Master Credit Card Trust II Series 1997-M	Bank of New York 	8/4/94	11/6/97	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1997-N	Bank of New York 	8/4/94	12/9/97	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1997-O	Bank of New York 	8/4/94	12/23/97	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1998-A	Bank of New York 	8/4/94	3/18/98	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1998-B	Bank of New York 	8/4/94	4/14/98	7/1/98 - 6/30/99	(7)
MBNA Master Credit Card Trust II Series 1998-C	Bank of New York 	8/4/94	6/24/98	7/1/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1998-D	Bank of New York 	8/4/94	7/30/98	7/30/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1998-E	Bank of New York 	8/4/94	8/11/98	8/11/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1998-F	Bank of New York 	8/4/94	8/26/98	8/26/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1998-G	Bank of New York 	8/4/94	9/10/98	9/10/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1998-H	Bank of New York 	8/4/94	9/29/98	9/29/98 - 6/30/99	(6)
MBNA Master Credit Card Trust II Series 1998-I	Bank of New York 	8/4/94	10/22/98	10/22/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1998-J	Bank of New York 	8/4/94	10/29/98	10/29/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1998-K	Bank of New York 	8/4/94	11/24/98	11/24/98 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1998-L	Bank of New York 	8/4/94	12/22/98	12/22/98 - 6/30/99	(6)
MBNA Master Credit Card Trust II Series 1999-A	Bank of New York 	8/4/94	3/25/99	3/25/99 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1999-B	Bank of New York 	8/4/94	3/26/99	3/26/99 - 6/30/99	(2)
MBNA Master Credit Card Trust II Series 1999-C	Bank of New York 	8/4/94	5/18/99	5/18/99 - 6/30/99	(7)
MBNA Master Credit Card Trust II Series 1999-D	Bank of New York 	8/4/94	6/3/99	6/3/99 - 6/30/99	(2)


 - Indicates agreement was amended




PSA and PSA Supplement Covenants and Conditions

(1) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b),
4.02(a), 4.03(a), 4.03(c)
      PSA Supplement Sections - 3(b), 4.04(a)(i), 4.04(b), 4.05, 4.06,
5.02(a), 9(c), 9(d), 9(f), 11

(2) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b),
4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.09, 4.10,
5.02(a), 9(c), 9(d), 11

(3) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b),
4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.09, 4.11,
5.02(a), 9(c), 9(d), 12

(4) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b),
4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(c), 4.05(a)(i)-(iv), 4.09, 4.10,
5.02(a), 10(c), 10(d), 12

(5) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b),
4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.05(b)(i)-(iv),
4.09, 4.10, 5.02(a), 9(c), 9(d), 11

(6) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b),
4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iii), 4.09, 4.10,
5.02, 10(c), 10(d), 12

(7) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b),
4.02(a), 4.03(a), 4.03(c).
      PSA Supplement Sections - 3(b), 4.05(a)(i)-(iv), 4.09, 4.10,
5.02(a), 10(c), 10(d), 12

(8) PSA Sections - 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.06(b), 4.02(a),
4.03(a), 4.03(c).
      PSA Supplement Sections - 3, 4.06(a)(i)-(iii) and (v), 4.10, 4.11,
10(c), 10(e).

2